Exhibit 31.4

CERTIFICATION PURSUANT TO SECTION 302 OF SARBANES-OXLEY ACT OF 2002

I, Stephen Johnston, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of ElectraMeccanica Vehicles Corp.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: November 22, 2023	/s/ Stephen Johnston
Stephen Johnston
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)